Other Current Assets (Tables)	6 Months Ended
Jun. 30, 2024
Other Current Assets [Abstract]
Schedule of Other Current Assets
Other current assets are comprised of the following:

	June 30, 2024	December 31, 2023
(In $ millions)
VAT receivable	8.0	16.5
Client rechargeables	5.2	5.3
Other tax receivables	5.6	4.7
Investment in marketable securities (1)	1.8	—
Right-of-use lease asset (2)	0.5	0.5
Deferred financing fee	0.5	0.5
Other receivables	3.2	4.5
Total	24.8	32.0
(1) Investment in marketable equity securities relates to shares purchased in another listed entity. Unrealized gains for the three months ended June 30, 2024 and for the six months ended June 30, 2024 were $0.3 million (nil for the three and six months ended June 30, 2023). See Note 8 - Other Financial Expenses, net. In July 2024, we sold the shares and we no longer hold any investment in marketable equity securities.
(2) The right-of-use lease asset pertains to our office and yard leases.